                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the inclusion in this Amendment No. 1 to Registration Statement No. 333-24733 on Form S-1 of our report dated June 21, 1996 (March 14, 1997 as to Note 1(a)), on our audits of the financial statements and schedule of Polo Ralph Lauren Corporation. We also consent to the reference to our firm under the caption "Experts."


/s/ Mahoney Cohen Rashba & Pokart, CPA, PC

MAHONEY COHEN RASHBA & POKART, CPA, PC
New York, New York

May 20, 1997